Fees Summary	Oct. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 603,750,094.00
Previously Paid Amount	0.00
Total Fee Amount	83,377.89
Total Offset Amount	0.00
Net Fee	$ 83,377.89
Final Prospectus	false